UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	January 30, 2004

  Alliant Energy Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-9894	39-1380265
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

4902 North Biltmore Lane, Madison, Wisconsin 53718
(Address of principal executive offices, including zip code)

(608) 458-3311
(Registrant's telephone number)

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being furnished herewith:

(99.1) Alliant Energy Corporation press release dated January 30, 2004.

Item 12.	Results of Operations and Financial Condition.

         On January 30, 2004, Alliant Energy Corporation issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2003, its earnings guidance for 2004 and projected 2004-2005 capital expenditures. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: January 30, 2004	By: /s/John E. Kratchmer
John E. Kratchmer
Vice President-Controller and Chief
Accounting Officer

ALLIANT ENERGY CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated January 30, 2004

Exhibit
Number

(99.1)	Alliant Energy Corporation press release dated January 30, 2004.

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